Summary of Significant Accounting Policies - Reconciliation of cash, cash equivalents, and restricted cash (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Cash and cash equivalents and restricted cash
Cash	$ 17,329	$ 34,207
Proceeds from credit card transactions in transit-holding cash accounts	1,005	1,025
Restricted cash	0	400
Total cash and cash equivalents and restricted cash	$ 18,334	$ 35,632